                                Supplement to the
                       Statement of Additional Information
                              dated August 1, 2001
                                       for
                               UBS PaineWebber RMA
                             Money Market Portfolio
                            U.S. Government Portfolio
                                  Tax-Free Fund
                         California Municipal Money Fund
                         New Jersey Municipal Money Fund
                          New York Municipal Money Fund

                                                               November 21, 2001
Dear Investor,

          The following supplements the discussion contained in the section captioned "THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS - Special Considerations Relating to New York Municipal Securities":

          On September 11, 2001, an act of terrorism resulted in the loss of many lives, the destruction of the World Trade Center and impairment to many other buildings and businesses in New York City.

          The resulting costs to New York City are difficult to predict, but initial expenditures have been substantial, even considering anticipated New York State and federal assistance. At this time, it is impossible accurately to predict the extent of the negative impact on the City and its economy - either short-term or long-term. Since the economy of New York State is closely linked to the strength of the City, the State as a whole is expected to be negatively affected. It is impossible to predict precisely the impact that these events may have on the issuers of the money market instruments in which New York Municipal Money Fund may invest.

          The City's tax revenues are heavily dependent on the profitability of the financial services industries and the performance of the national economy. Many firms in the financial services industries had or continue to have offices located in the areas of the City most affected by the attack and were impacted by the closure of securities exchanges and ongoing problems resulting from the attack.

          The national and local economies had been weakening before the events of September 11th. Those events are expected to have a continuing negative impact on the economies of the State and the City.


                                                            Item #: S-060